UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017

 DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02    Results of Operations and Financial Condition.
Item 7.01    Regulation FD Disclosure.
Portfolio Update Call Information
DPF will host a portfolio update call to review first quarter 2017 performance results and financial metrics on May 17, 2017, at 2:15 p.m. U.S. Mountain Time. Information to access the call is as follows:
Date: Wednesday, May 17, 2017
Time: 2:15 p.m. MT/4:15 p.m. ET
Dial-in Number: 800.263.0877
Conference ID: 3500451
The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Items 2.02 and 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund Inc.
May 16, 2017
	By:	/s/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer